                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                                                                    Distribution Date:      10/16/00

Section 5.2 - Supplement                                           Class A             Class B      Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00              0.00             0.00                0.00

(ii)   Monthly Interest Distributed                             8,139,006.94        700,348.43             0.00        8,839,355.37
       Deficiency Amounts                                               0.00              0.00                                 0.00
       Additional Interest                                              0.00              0.00                                 0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                   182,159,248.60     15,179,850.64    19,517,149.09      216,856,248.33

(iv)   Collections of Finance Charge Receivables               20,525,539.09      1,710,451.82     2,199,174.68       24,435,165.59

(v)    Aggregate Amount of Principal Receivables                                                                  20,939,140,095.22

                                        Investor Interest   1,400,000,000.00    116,666,000.00   150,000,666.67    1,666,666,666.67
                                        Adjusted Interest   1,400,000,000.00    116,666,000.00   150,000,666.67    1,666,666,666.67

                                                Series
       Floating Investor Percentage                 7.96%             84.00%             7.00%            9.00%             100.00%
       Fixed Investor Percentage                    7.96%             84.00%             7.00%            9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                      95.77%
                30 to 59 days                                                                                                 1.43%
                60 to 89 days                                                                                                 0.98%
                90 or more days                                                                                               1.82%
                                                                                                                  -----------------
                                        Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                  5,786,507.57        482,206.21       619,985.71        6,888,699.49

(viii) Investor Charge-Offs                                             0.00              0.00             0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00              0.00             0.00

(x)    Servicing Fee                                            1,166,666.67         97,221.67       125,000.56        1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.63%

(xii)  Reallocated Monthly Principal                                                      0.00             0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)         1,400,000,000.00    116,666,000.00   150,000,666.67    1,666,666,666.67

(xiv)  LIBOR                                                                                                               6.62125%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                         19,358,872.43      1,613,230.15     2,074,174.12       23,046,276.70

(xxii) Certificate Rate                                             6.75125%          6.97125%         7.24625%

-----------------------------------------------------------------------------------------------------------------------------------

  By:
         --------------------------------
  Name:  Patricia M. Garvey
  Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                                                                      Distribution Date:  10/16/00

Section 5.2 - Supplement                                              Class A            Class B         Collateral         Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                       0.00            0.00             0.00               0.00

(ii)    Monthly Interest Distributed                                6,646,001.74      570,336.12             0.00       7,216,337.86
        Deficiency Amounts                                                  0.00            0.00                                0.00
        Additional Interest                                                 0.00            0.00                                0.00
        Accrued and Unpaid Interest                                                                          0.00               0.00

(iii)   Collections of Principal Receivables                      149,630,811.35   12,469,190.91    16,031,916.01     178,131,918.27

(iv)    Collections of Finance Charge Receivables                  16,860,264.25    1,405,017.13     1,806,461.77      20,071,743.16

(v)     Aggregate Amount of Principal Receivables                                                                  20,939,140,095.22

                               Investor Interest                1,150,000,000.00   95,833,000.00   123,214,619.00   1,369,047,619.00
                               Adjusted Interest                1,150,000,000.00   95,833,000.00   123,214,619.00   1,369,047,619.00

                                           Series
        Floating Investor Percentage         6.54%                        84.00%           7.00%            9.00%            100.00%
        Fixed Investor Percentage            6.54%                        84.00%           7.00%            9.00%            100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.77%
               30 to 59 days                                                                                                   1.43%
               60 to 89 days                                                                                                   0.98%
               90 or more days                                                                                                 1.82%
                                                                                                                  ------------------
                                Total Receivables                                                                            100.00%

(vii)   Investor Default Amount                                     4,753,202.65      396,098.84       509,273.09       5,658,574.58

(viii)  Investor Charge-Offs                                                0.00            0.00             0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                          0.00            0.00             0.00

(x)     Servicing Fee                                                 958,333.33       79,860.83       102,678.85       1,140,873.02

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        12.63%

(xii)   Reallocated Monthly Principal                                                       0.00             0.00               0.00

(xiii)  Closing Investor Interest (Class A Adjusted)            1,150,000,000.00   95,833,000.00   123,214,619.00   1,369,047,619.00

(xiv)   LIBOR                                                                                                               6.62125%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                            15,901,930.92    1,325,156.30     1,703,782.92      18,930,870.14

(xxii)  Certificate Rate                                                6.71125%        6.91125%         7.27125%

------------------------------------------------------------------------------------------------------------------------------------

By:
       ----------------------
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3

                                                                                                    Distribution Date: 10/16/00
                                                                                                    Period Type:   Amortization
Section 5.2 - Supplement                              Class A            Class B         Collateral                    Total
--------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                        0.00               0.00            0.00                        0.00

(ii)   Monthly Interest Distributed                         0.00         125,060.93            0.00                  125,060.93
       Deficiency Amounts                                   0.00               0.00                                        0.00
       Additional Interest                                  0.00               0.00                                        0.00
       Accrued and Unpaid Interest                                                             0.00                        0.00

(iii)  Collections of Principal Receivables        32,528,437.25       2,710,659.73    3,485,233.13               38,724,330.11

(iv)   Collections of Finance Charge Receivables    1,613,087.46         305,434.68      189,743.95                2,108,266.09

(v)    Aggregate Amount of Principal Receivables                                                              20,939,140,095.22

                               Investor Interest  110,025,000.00      20,833,000.00   12,942,000.00              143,800,000.00
                               Adjusted Interest  110,025,000.00      20,833,000.00   12,942,000.00              143,800,000.00

                                        Series
       Floating Investor Percentage      0.69%            76.51%             14.49%           9.00%                     100.00%
       Fixed Investor Percentage         1.42%            84.00%              7.00%           9.00%                     100.00%

(vi)   Receivables Delinquent
         (As % of Total Receivables)
         Current                                                                                                         95.77%
         30 to 59 days                                                                                                    1.43%
         60 to 89 days                                                                                                    0.98%
         90 or more days                                                                                                  1.82%
                                                                                                           --------------------
                           Total Receivables                                                                            100.00%

(vii)  Investor Default Amount                        454,757.50          86,107.37       53,492.13                  594,356.99

(viii) Investor Charge-Offs                                 0.00               0.00            0.00                        0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions           0.00               0.00            0.00

(x)    Servicing Fee                                   91,687.50          17,360.83       10,785.00                  119,833.33

(xi)   Portfolio Yield
         (Net of Defaulted Receivables)                                                                                  12.63%

(xii)  Reallocated Monthly Principal                                           0.00            0.00                        0.00

(xiii) Closing Investor Interest
         (Class A Adjusted)                        110,025,000.00     20,833,000.00   12,942,000.00              143,800,000.00

(xiv)  LIBOR                                                                                                           6.62125%

(xv)   Principal Funding Account Balance                                                                                   0.00

(xvi)  Interest Funding Account Balance                        -                                                              -

(xvi)  Accumulation Shortfall                                                                                              0.00

(xvii) Principal Funding Investment Proceeds                                                                               0.00

(xviii)Principal Investment Funding Shortfall                                                                              0.00

(xix)  Interest Funding Account Investment Proceeds                                                                       51.06

(xix)  Available Funds                              1,521,451.02         288,073.85      178,958.95                1,988,483.81

(xx)   Certificate Rate                                 6.77700%           6.97125%        7.37125%

-------------------------------------------------------------------------------------------------------------------------------

By:
         ---------------------
Name:    Patricia M. Garvey
Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                                                                  Distribution Datre    10/16/00
                                                                                                         Period Type:  Revolving
Section 5.2 - Supplement                                   Class A            Class B          Collateral                Total
----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                             0.00              0.00               0.00                    0.00

(ii)   Monthly Interest Distributed                      3,503,645.83        300,581.60               0.00            3,804,227.43
       Deficiency Amounts                                        0.00              0.00                                       0.00
       Additional Interest                                       0.00              0.00                                       0.00
       Accrued and Unpaid Interest                                                                    0.00                    0.00

(iii)  Collections of Principal Receivables             78,068,249.40      6,505,687.45       8,364,455.39           92,938,392.24

(iv)   Collections of Finance Charge Receivables         8,796,659.61        733,054.97         942,499.25           10,472,213.83

(v)    Aggregate Amount of Principal Receivables                                                                 20,939,140,095.22

                                   Investor Interest   600,000,000.00     50,000,000.00      64,285,715.00          714,285,715.00
                                   Adjusted Interest   600,000,000.00     50,000,000.00      64,285,715.00          714,285,715.00

                                            Series
       Floating Investor Percentage          3.41%             84.00%             7.00%              9.00%                 100.00%
       Fixed Investor Percentage             3.41%             84.00%             7.00%              9.00%                 100.00%

(vi)   Receivables Delinquent
         (As % of Total Receivables)
            Current                                                                                                         95.77%
            30 to 59 days                                                                                                    1.43%
            60 to 89 days                                                                                                    0.98%
            90 or more days                                                                                                  1.82%
                                                                                                             ---------------------
                                   Total Receivables                                                                       100.00%

(vii)  Investor Default Amount                           2,479,931.82        206,660.98         265,706.98            2,952,299.78

(viii) Investor Charge-Offs                                      0.00              0.00               0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                0.00              0.00               0.00

(x)    Servicing Fee                                       500,000.00         41,666.67          53,571.43              595,238.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       12.63%

(xii)  Reallocated Monthly Principal                                               0.00               0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)    600,000,000.00     50,000,000.00      64,285,715.00          714,285,715.00

(xiv)  LIBOR                                                                                                              6.62125%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                   8,296,659.61        691,388.30         888,927.83            9,876,975.74

(xxii) Certificate Rate                                      6.78125%          6.98125%           7.22125%

----------------------------------------------------------------------------------------------------------------------------------

By:
       -------------------------
Name:  Patricia M. Garvey
Title: Vice President

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                                                               Distribution Date:          10/16/00
                                                                                                  Period Type:             Revolving
Section 5.2 - Supplement                                           Class A           Class B      Collateral                 Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                  0.00              0.00           0.00                 0.00

(ii)      Monthly Interest Distributed                           2,580,833.33        151,230.58           0.00         2,732,063.91
          Deficiency Amounts                                             0.00              0.00                                0.00
          Additional Interest                                            0.00              0.00           0.00                 0.00
          Accrued and Unpaid Interest                                                                                          0.00

(iii)     Collections of Principal Receivables                  65,056,874.50      3,696,401.50   5,174,990.59        73,928,266.58

(iv)      Collections of Finance Charge Receivables              7,330,549.68        416,507.17     583,113.25         8,330,170.10

(v)       Aggregate Amount of Principal Receivables                                                               20,939,140,095.22

                                           Investor Interest   500,000,000.00     28,409,000.00  39,772,819.00       568,181,819.00
                                           Adjusted Interest   500,000,000.00     28,409,000.00  39,772,819.00       568,181,819.00

                                                     Series
          Floating Investor Percentage                2.71%            88.00%             5.00%          7.00%              100.00%
          Fixed Investor Percentage                   2.71%            88.00%             5.00%          7.00%              100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                    95.77%
                  30 to 59 days                                                                                               1.43%
                  60 to 89 days                                                                                               0.98%
                  90 or more days                                                                                             1.82%
                                                                                                                   ----------------
                                           Total Receivables                                                                100.00%

(vii)     Investor Default Amount                                2,066,609.85        117,420.64     164,389.80         2,348,420.28

(viii)    Investor Charge-Offs                                           0.00              0.00           0.00                 0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions                     0.00              0.00           0.00

(x)       Servicing Fee                                            416,666.67         23,674.17      33,144.02           473,484.85

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                                     12.63%

(xii)     Reallocated Monthly Principal                                                    0.00           0.00                 0.00

(xiii)    Closing Investor Interest (Class A Adjusted)         500,000,000.00     28,409,000.00  39,772,819.00       568,181,819.00

(xiv)     LIBOR                                                                                                            6.62125%

(xv)      Principal Funding Account Balance                                                                                    0.00

(xvii)    Accumulation Shortfall                                                                                               0.00

(xviii)   Principal Funding Investment Proceeds                                                                                0.00

(xx)      Principal Investment Funding Shortfall                                                                               0.00

(xxi)     Available Funds                                        6,913,883.01        392,833.00     549,969.24         7,856,685.25

(xxii)    Certificate Rate                                           6.19400%          6.38800%       7.27125%

------------------------------------------------------------------------------------------------------------------------------------

By:
       ---------------------------
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2

                                                                                                 Distribution Date:      10/16/00
                                                                                                       Period Type:    Amortization
Section 5.2 - Supplement                                           Class A         Class B         Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00           0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                                       0.00     394,456.70             0.00            394,456.70
       Deficiency Amounts                                                 0.00           0.00                                   0.00
       Additional Interest                                                0.00           0.00                                   0.00
       Accrued and Unpaid Interest                                                                        0.00                  0.00

(iii)  Collections of Principal Receivables                     104,090,999.20   8,674,163.19    11,152,693.88        123,917,856.27

(iv)   Collections of Finance Charge Receivables                 11,728,879.48     977,396.85     1,256,675.44         13,962,951.77

(v)    Aggregate Amount of Principal Receivables                                                                   20,939,140,095.22

                                             Investor Interest  800,000,000.00  66,666,000.00    85,714,953.00        952,380,953.00
                                             Adjusted Interest  800,000,000.00  66,666,000.00    85,714,953.00        952,380,953.00

                                                   Series
       Floating Investor Percentage                    4.55%            84.00%          7.00%            9.00%               100.00%
       Fixed Investor Percentage                       4.55%            84.00%          7.00%            9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.77%
                30 to 59 days                                                                                                  1.43%
                60 to 89 days                                                                                                  0.98%
                90 or more days                                                                                                1.82%
                                                                                                                 -------------------
                                             Total Receivables                                                               100.00%

(vii)  Investor Default Amount                                    3,306,575.75     275,545.22       354,278.73          3,936,399.71

(viii) Investor Charge-Offs                                               0.00           0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00           0.00             0.00

(x)    Servicing Fee                                                666,666.67      55,555.00        71,429.13            793,650.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         12.66%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)             800,000,000.00  66,666,000.00    85,714,953.00        952,380,953.00

(xiv)  LIBOR                                                                                                                6.62125%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvi)  Interest Funding Account Balance                           4,666,891.56                                          4,666,891.56

(xvi)  Accumulation Shortfall                                                                                                   0.00

(xvii) Principal Funding Investment Proceeds                                                                                    0.00

(xviii)Principal Investment Funding Shortfall                                                                                   0.00

(xix)  Interest Funding Account Investment Proceeds                                                                        22,939.67

(xix)  Available Funds                                           11,085,152.48     921,841.85     1,185,246.31         13,192,240.65

(xx)   Certificate Rate                                               6.75677%       6.87125%         7.09625%

------------------------------------------------------------------------------------------------------------------------------------

By:
       ---------------------------------
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                                                                  Distribution Date:   10/16/2000
                                                                                                  Period Type:          Revolving
Section 5.2 - Supplement                                         Class A           Class B         Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------
(i)   Monthly Principal Distributed                                       0.00             0.00            0.00                 0.00

(ii)  Monthly Interest Distributed                                3,000,000.00       174,711.25            0.00         3,174,711.25
      Deficiency Amounts                                                  0.00             0.00                                 0.00
      Additional Interest                                                 0.00             0.00            0.00                 0.00
      Accrued and Unpaid Interest                                                                                               0.00

(iii) Collections of Principal Receivables                       78,068,249.40     4,435,577.70    6,210,092.69        88,713,919.80

(iv)  Collections of Finance Charge Receivables                   8,796,659.61       499,796.88      699,747.62         9,996,204.11

(v)   Aggregate Amount of Principal Receivables                                                                    20,939,140,095.22

                                          Investor Interest     600,000,000.00    34,090,000.00   47,728,182.00       681,818,182.00
                                          Adjusted Interest     600,000,000.00    34,090,000.00   47,728,182.00       681,818,182.00

                                              Series
      Floating Investor Percentage                3.26%                 88.00%            5.00%           7.00%              100.00%
      Fixed Investor Percentage                   3.26%                 88.00%            5.00%           7.00%              100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                     95.77%
                  30 to 59 days                                                                                                1.43%
                  60 to 89 days                                                                                                0.98%
                  90 or more days                                                                                              1.82%
                                                                                                                 -------------------
                                        Total Receivables                                                                    100.00%

(vii) Investor Default Amount                                     2,479,931.82       140,901.46      197,271.06         2,818,104.34

(viii)Investor Charge-Offs                                                0.00             0.00            0.00                 0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                          0.00             0.00            0.00

(x)   Servicing Fee                                                 500,000.00        28,408.33       39,773.49           568,181.82

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                                          12.63%

(xii) Reallocated Monthly Principal                                                        0.00            0.00                 0.00

(xiii)Closing Investor Interest (Class A Adjusted)              600,000,000.00    34,090,000.00   47,728,182.00       681,818,182.00

(xiv) LIBOR                                                                                                                 6.62125%

(xv)  Principal Funding Account Balance                                                                                         0.00

(xvii)Accumulation Shortfall                                                                                                    0.00

(xviiiPrincipal Funding Investment Proceeds                                                                                     0.00

(xx)  Principal Investment Funding Shortfall                                                                                    0.00

(xxi) Available Funds                                             8,296,659.61       471,388.54      659,974.13         9,428,022.29

(xxii)Certificate Rate                                                6.00000%         6.15000%        7.27125%

------------------------------------------------------------------------------------------------------------------------------------


By:
       ----------------------
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                                                                 Distribution Date:    10/16/2000
                                                                                                       Period Type:     Revolving
Section 5.2 - Supplement                                         Class A            Class B         Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00              0.00             0.00                0.00

(ii)   Monthly Interest Distributed                            3,795,616.32        325,626.06             0.00        4,121,242.38
       Deficiency Amounts                                              0.00              0.00                                 0.00
       Additional Interest                                             0.00              0.00                                 0.00
       Accrued and Unpaid Interest                                                                        0.00                0.00

(iii)  Collections of Principal Receivables                   84,573,936.85      7,047,741.33     9,061,580.00      100,683,258.18

(iv)   Collections of Finance Charge Receivables               9,529,714.58        794,133.11     1,021,050.62       11,344,898.31

(v)    Aggregate Amount of Principal Receivables                                                                 20,939,140,095.22

                                         Investor Interest   650,000,000.00     54,166,000.00    69,643,524.00      773,809,524.00
                                         Adjusted Interest   650,000,000.00     54,166,000.00    69,643,524.00      773,809,524.00

                                              Series
       Floating Investor Percentage                 3.70%            84.00%             7.00%            9.00%             100.00%
       Fixed Investor Percentage                    3.70%            84.00%             7.00%            9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                     95.77%
                30 to 59 days                                                                                                1.43%
                60 to 89 days                                                                                                0.98%
                90 or more days                                                                                              1.82%
                                                                                                                ------------------
                                         Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                 2,686,592.80        223,879.98       287,851.98        3,198,324.76

(viii) Investor Charge-Offs                                            0.00              0.00             0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00              0.00             0.00

(x)    Servicing Fee                                             541,666.67         45,138.33        58,036.27          644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       12.63%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)          650,000,000.00     54,166,000.00    69,643,524.00      773,809,524.00

(xiv)  LIBOR                                                                                                              6.62125%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                         8,988,047.91        748,994.77       963,014.35       10,700,057.04

(xxii) Certificate Rate                                            6.78125%          6.98125%         7.47125%

-----------------------------------------------------------------------------------------------------------------------------------

By:
         --------------------------------
Name:    Patricia M. Garvey
Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                                                                 Distribution Date:     10/16/2000
                                                                                                 Period Type:            Revolving
Section 5.2 - Supplement                                       Class A          Class B         Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                 0.00             0.00              0.00                 0.00

(ii)     Monthly Interest Distributed                          3,851,588.54       332,622.50              0.00         4,184,211.04
         Deficiency Amounts                                            0.00             0.00                                   0.00
         Additional Interest                                           0.00             0.00                                   0.00
         Accrued and Unpaid Interest                                                                      0.00                 0.00

(iii)    Collections of Principal Receivables                 84,573,936.85     7,047,741.33      9,061,580.00       100,683,258.18

(iv)     Collections of Finance Charge Receivables             9,529,714.58       794,133.11      1,021,050.62        11,344,898.31

(v)      Aggregate Amount of Principal Receivables                                                                20,939,140,095.22

                                          Investor Interest  650,000,000.00    54,166,000.00     69,643,524.00       773,809,524.00
                                          Adjusted Interest  650,000,000.00    54,166,000.00     69,643,524.00       773,809,524.00

                                              Series
         Floating Investor Percentage               3.70%            84.00%            7.00%             9.00%              100.00%
         Fixed Investor Percentage                  3.70%            84.00%            7.00%             9.00%              100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
             Current                                                                                                         95.77%
             30 to 59 days                                                                                                    1.43%
             60 to 89 days                                                                                                    0.98%
             90 or more days                                                                                                  1.82%
                                                                                                                -------------------
                                          Total Receivables                                                                 100.00%

(vii)    Investor Default Amount                               2,686,592.80       223,879.98        287,851.98         3,198,324.76

(viii)   Investor Charge-Offs                                          0.00             0.00              0.00                 0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                    0.00             0.00              0.00

(x)      Servicing Fee                                           541,666.67        45,138.33         58,036.27           644,841.27

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                      12.63%

(xii)    Reallocated Monthly Principal                                                  0.00              0.00                 0.00

(xiii)   Closing Investor Interest (Class A Adjusted)        650,000,000.00    54,166,000.00     69,643,524.00       773,809,524.00

(xiv)    LIBOR                                                                                                             6.62125%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment Proceeds                                                                                 0.00

(xx)     Principal Investment Funding Shortfall                                                                                0.00

(xxi)    Available Funds                                       8,988,047.91       748,994.77        963,014.35        10,700,057.04

(xxii)   Certificate Rate                                          6.88125%         7.13125%          7.77761%

------------------------------------------------------------------------------------------------------------------------------------


By:
       ----------------------------------------
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                                                      Distribution Date:      10/16/2000
                                                                                            Period Type:       Revolving
Section 5.2 - Supplement                             Class A          Class B         Collateral                Total
------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                       0.00             0.00              0.00                 0.00

(ii)   Monthly Interest Distributed                4,379,557.29       377,341.58              0.00         4,756,898.87
       Deficiency Amounts                                  0.00             0.00                                   0.00
       Additional Interest                                 0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                            0.00                 0.00

(iii)  Collections of Principal Receivables       97,585,311.75     8,132,109.31     10,455,569.13       116,172,990.20

(iv)   Collections of Finance Charge Receivables  10,995,824.51       916,318.71      1,178,124.06        13,090,267.28

(v)    Aggregate Amount of Principal Receivables                                                      20,939,140,095.22

                               Investor Interest 750,000,000.00    62,500,000.00     80,357,143.00       892,857,143.00
                               Adjusted Interest 750,000,000.00    62,500,000.00     80,357,143.00       892,857,143.00

                                   Series
       Floating Investor Percentage     4.26%            84.00%            7.00%             9.00%              100.00%
       Fixed Investor Percentage        4.26%            84.00%            7.00%             9.00%              100.00%

(vi)   Receivables Delinquent
         (As % of Total Receivables)
                Current                                                                                          95.77%
                30 to 59 days                                                                                     1.43%
                60 to 89 days                                                                                     0.98%
                90 or more days                                                                                   1.82%
                                                                                                    -------------------
                               Total Receivables                                                                100.00%

(vii)  Investor Default Amount                     3,099,914.77       258,326.23        332,133.73         3,690,374.73

(viii) Investor Charge-Offs                                0.00             0.00              0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions          0.00             0.00              0.00

(x)    Servicing Fee                                 625,000.00        52,083.33         66,964.29           744,047.62

(xi)   Portfolio Yield
         (Net of Defaulted Receivables)                                                                          12.63%

(xii)  Reallocated Monthly Principal                                        0.00              0.00                 0.00

(xiii) Closing Investor Interest
         (Class A Adjusted)                      750,000,000.00    62,500,000.00     80,357,143.00       892,857,143.00

(xiv)  LIBOR                                                                                                   6.62125%

(xv)   Principal Funding Account Balance                                                                           0.00

(xvii) Accumulation Shortfall                                                                                      0.00

(xviii)Principal Funding Investment Proceeds                                                                       0.00

(xx)   Principal Investment Funding Shortfall                                                                      0.00

(xxi)  Available Funds                            10,370,824.51       864,235.38      1,111,159.77        12,346,219.66

(xxii) Certificate Rate                                6.78125%         7.01125%          7.82125%

------------------------------------------------------------------------------------------------------------------------


By:
       ------------------------------
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-2

                                                                                       Distribution Date:   10/16/2000
                                                                                             Period Type:    Revolving
Section 5.2 - Supplement                            Class A            Class B         Collateral              Total
--------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                      0.00              0.00             0.00                    0.00

(ii)   Monthly Interest Distributed               2,911,093.75        250,480.66             0.00            3,161,574.41
       Deficiency Amounts                                 0.00              0.00                                     0.00
       Additional Interest                                0.00              0.00                                     0.00
       Accrued and Unpaid Interest                                                           0.00                    0.00

(iii)  Collections of Principal Receivables      65,056,874.50      5,421,319.47     6,970,466.25           77,448,660.22

(iv)   Collections of Finance Charge Receivables  7,330,549.68        610,869.37       785,425.82            8,726,844.86

(v)    Aggregate Amount of Principal Receivables                                                        20,939,140,095.22

                              Investor Interest 500,000,000.00     41,666,000.00    53,572,096.00          595,238,096.00
                              Adjusted Interest 500,000,000.00     41,666,000.00    53,572,096.00          595,238,096.00

                                 Series
       Floating Investor Percentage   2.84%             84.00%             7.00%            9.00%                 100.00%
       Fixed Investor Percentage      2.84%             84.00%             7.00%            9.00%                 100.00%

(vi)   Receivables Delinquent
         (As % of Total Receivables)
                Current                                                                                            95.77%
                30 to 59 days                                                                                       1.43%
                60 to 89 days                                                                                       0.98%
                90 or more days                                                                                     1.82%
                                                                                                      -------------------
                              Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                    2,066,609.85        172,214.73       221,425.24            2,460,249.82

(viii) Investor Charge-Offs                               0.00              0.00             0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions         0.00              0.00             0.00

(x)    Servicing Fee                                416,666.67         34,721.67        44,643.41              496,031.75

(xi)   Portfolio Yield
         (Net of Defaulted Receivables)                                                              12.63%

(xii)  Reallocated Monthly Principal                                        0.00             0.00                    0.00

(xiii) Closing Investor Interest
         (Class A Adjusted)                     500,000,000.00     41,666,000.00    53,572,096.00          595,238,096.00

(xiv)  LIBOR                                                                                                     6.62125%

(xv)   Principal Funding Account Balance                                                                             0.00

(xvii) Accumulation Shortfall                                                                                        0.00

(xviii)Principal Funding Investment Proceeds                                                                         0.00

(xx)   Principal Investment Funding Shortfall                                                                        0.00

(xxi)  Available Funds                            6,913,883.01        576,147.70       740,782.41            8,230,813.12

(xxii) Certificate Rate                               6.76125%          6.98125%         7.52125%

--------------------------------------------------------------------------------------------------------------------------

By:
       ----------------------------
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                                      Distribution Date:          10/16/2000
                                                                            Period Type:          Revolving
Section 5.2 - Supplement                                                                            Total
-------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00                            0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        4,717,500.00
       Class B Note Interest Requirement                          279,708.54
       Net Class C Note Interest Requirement                      391,459.90                    5,388,668.44

(iii)  Collections of Principal Receivables                                                   125,678,171.30

(iv)   Collections of Finance Charge Receivables                                               14,161,302.47

(v)    Aggregate Amount of Principal Receivables                                           20,939,140,095.22

                            Investor Interest                                                 965,910,000.00
                            Adjusted Interest                                                 965,910,000.00


       Floating Investor Percentage                                                                    4.61%
       Fixed Investor Percentage                                                                       4.61%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                               95.77%
                30 to 59 days                                                                          1.43%
                60 to 89 days                                                                          0.98%
                90 or more days                                                                        1.82%
                                                                                        --------------------
                                      Total Receivables                                              100.00%

(vii)  Investor Default Amount                                                                  3,992,318.23

(viii) Investor Charge-Offs                                                                             0.00

(ix)   Reimbursed Investor Charge-Offs                                                                  0.00

(x)    Servicing Fee                                                                              804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                 12.63%

(xii)  Reallocated Monthly Principal                                                                    0.00

(xiii) Accumulation Shortfall                                                                           0.00

(xiv)  Principal Funding Investment Proceeds                                                            0.00

(xv)   Principal Funding Investment Shortfall                                                           0.00

(xvi)  Available Investor Finance Charge Collections                                           13,356,377.47

(xxii) Note Rate                              Class A               6.66000%
                                              Class B               6.95000%
                                              Class C               7.57125%
-------------------------------------------------------------------------------------------------------------

By:
       ---------------------------------
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                                                   Distribution Date:  10/16/2000
                                                                                         Period Type:   Revolving
Section 5.2 - Supplement                                                                                  Total
-----------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                      0.00                              0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                          4,386,015.63
       Class B Note Interest Requirement                            375,188.80
       Net Class C Note Interest Requirement                        463,065.16                      5,224,269.59

(iii)  Collections of Principal Receivables                                                       116,172,971.59

(iv)   Collections of Finance Charge Receivables                                                   13,090,265.18

(v)    Aggregate Amount of Principal Receivables                                               20,939,140,095.22

                            Investor Interest                                                     892,857,000.00
                            Adjusted Interest                                                     892,857,000.00


       Floating Investor Percentage                                                                        4.26%
       Fixed Investor Percentage                                                                           4.26%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                   95.77%
                30 to 59 days                                                                              1.43%
                60 to 89 days                                                                              0.98%
                90 or more days                                                                            1.82%
                                                                                              ------------------
                                              Total Receivables                                          100.00%

(vii)  Investor Default Amount                                                                      3,690,374.13

(viii) Investor Charge-Offs                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                      0.00

(x)    Servicing Fee                                                                                  744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                     12.63%

(xii)  Reallocated Monthly Principal                                                                        0.00

(xiii) Accumulation Shortfall                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                               12,346,217.68

(xxii) Note Rate                              Class A                 6.79125%
                                              Class B                 6.97125%
                                              Class C                 7.35125%

-----------------------------------------------------------------------------------------------------------------

By:
         -------------------------------
Name:    Patricia M. Garvey
Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-2

                                                                                  Distribution Date:   10/16/2000
                                                                                        Period Type:    Revolving
Section 5.2 - Supplement                                                                                  Total
--------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                          5,208,968.75
       Class B Note Interest Requirement                            446,351.56
       Net Class C Note Interest Requirement                        551,530.09                         6,206,850.41

(iii)  Collections of Principal Receivables                                                          139,407,643.98

(iv)   Collections of Finance Charge Receivables                                                      15,708,327.02

(v)    Aggregate Amount of Principal Receivables                                                  20,939,140,095.22

                            Investor Interest                                                      1,071,429,000.00
                            Adjusted Interest                                                      1,071,429,000.00


       Floating Investor Percentage                                                                           5.12%
       Fixed Investor Percentage                                                                              5.12%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                      95.77%
                30 to 59 days                                                                                 1.43%
                60 to 89 days                                                                                 0.98%
                90 or more days                                                                               1.82%
                                                                                                 ------------------
                                              Total Receivables                                             100.00%

(vii)  Investor Default Amount                                                                         4,428,451.44

(viii) Investor Charge-Offs                                                                                    0.00

(ix)   Reimbursed Investor Charge-Offs                                                                         0.00

(x)    Servicing Fee                                                                                     892,857.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                        12.63%

(xii)  Reallocated Monthly Principal                                                                           0.00

(xiii) Accumulation Shortfall                                                                                  0.00

(xiv)  Principal Funding Investment Proceeds                                                                   0.00

(xv)   Principal Funding Investment Shortfall                                                                  0.00

(xvi)  Available Investor Finance Charge Collections                                                  14,815,469.52

(xxii) Note  Rate                             Class A                 6.72125%
                                              Class B                 6.91125%
                                              Class C                 7.30125%

--------------------------------------------------------------------------------------------------------------------


By:
         ----------------------------------------
Name:    Patricia M. Garvey
Title:   Vice President